Exhibit 10.1

ASSUMPTION AGREEMENT AND EIGHTH
AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS ASSUMPTION AGREEMENT AND EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Eighth Amendment"), made and entered into as of the 14th day of February, 2007, by and among SMF Energy Corporation, a Delaware corporation (hereinafter referred to as "SMF"), successor by merger to Streicher Mobile Fueling, Inc., a Florida corporation, SMF Services, Inc., a Delaware corporation (hereinafter referred to as "SSI"), H & W Petroleum Company, Inc., a Texas corporation (hereinafter referred to as "H & W" and, collectively with SMF and SSI, as "Borrower") and Wachovia Bank, National Association, successor by merger to Congress Financial Corporation (Florida) (hereinafter referred to as "Lender").

RECITALS:

A.    On September 26, 2002, Streicher Mobile Fueling, Inc. ("STR") and Lender entered into a Loan and Security Agreement (the "Loan Agreement"), which, among other things, established a revolving line of credit (the "Revolving Loans") by Lender in favor of STR.

B.    STR and Lender executed a Consent and First Amendment to Loan and Security Agreement dated as of March 31, 2003 (the "First Amendment"), which, among other things, consented to certain subordinated debt of STR and modified certain defined terms in the Loan Agreement.

C.    STR and Lender executed a Second Amendment to Loan and Security Agreement dated as of August 29, 2003 (the "Second Amendment"), which, among other things, (1) permitted STR to incur certain additional secured Indebtedness, and (2) released Lender's security interest in the patents (including the related trade names utilized in such patents) constituting a portion of the Collateral, subject to the terms and conditions stated therein.

D.    STR and Lender executed a Third Amendment to Loan and Security Agreement dated as of August 30, 2003 (the "Third Amendment"), which, among other things, modified certain terms of the Loan Agreement in order to reflect that the amount of the additional secured Indebtedness contemplated by the Second Amendment exceeded the actual amount thereof.

E.    STR, SSI and Lender executed a Fourth Amendment to Loan and Security Agreement dated as of February 18, 2005 (the "Fourth Amendment"), which, among other things, added SSI as an additional borrower under the Revolving Loans, extended the term of the Loan Agreement, and modified the applicable Interest Rate, the unused line fee and certain covenants of the Loan Agreement.

F.    STR, SSI, H & W and Lender executed a Fifth Amendment to Loan and Security Agreement dated as of October 1, 2005 (the "Fifth Amendment"), which, among other things, added H & W as an additional borrower under the Revolving Loans, extended the term of the Loan Agreement, increased the Maximum Credit amount for the Revolving Loans, added certain inventory to the Borrowing Base, decreased the applicable Interest Rate, and modified certain covenants and other terms of the Loan Agreement.

G.    STR, SSI, H & W and Lender executed a Sixth Amendment to Loan and Security Agreement effective as of March 31, 2006 (the "Sixth Amendment"), which, among other things, (1) added (a) an Interest Rate option based on the London interbank offered rate and (b) certain leased Vehicles and Equipment to the Excluded Assets from the Collateral, and (2) amended the capital expenditures covenant of the Loan Agreement.

H.    STR, SSI, H & W and Lender executed a Seventh Amendment to Loan and Security Agreement dated as of September 26, 2006 (the "Seventh Amendment"), which, among other things, amended Sections 1.4 and 9.10 of the Loan Agreement limiting Borrower's loans and advances to other persons and increasing the amount of the Maximum Credit for Revolving Loans.

I.    Contemporaneously with this Eighth Amendment, STR is being merged into SMF (the “Merger”), which is assuming all the liabilities of STR, including, without limitation, all liabilities to Lender under and in connection with the Loan Agreement.

J.    SMF, STR, SSI, H & W and Streicher Realty, Inc., a Florida corporation, have each requested Lender’s consent to the Merger, and Lender hereby agrees to grant its consent thereto, conditioned upon the terms and conditions set forth below.

NOW THEREFORE, in consideration of the mutual covenants of the parties hereto, and for other good and valuable consideration, it is agreed as follows:

1.    The statements in the foregoing Recitals are true and correct and are incorporated herein as if set forth in full.

2.    Unless otherwise defined herein, all terms used herein shall have the definitions specified in the Loan Agreement, as modified by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment and the Seventh Amendment; all references hereinafter made to the Loan Agreement shall include the modifications thereto effectuated pursuant to the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment and the Seventh Amendment.

3.    Borrower confirms and acknowledges that the principal balance of Revolving Loans outstanding under the Loan Agreement as of the close of business on February 9, 2007 was $10,114,321, which amount, together with all accrued interest, fees and other charges under the Loan Agreement are due and payable without any defense, set-off or counterclaim.

4.    The terms of the Loan Agreement are hereby amended such that:

(a)
the term “Borrower”, as used in the Loan Agreement, shall hereafter refer to SMF Energy Corporation, a Delaware corporation, SMF Services, Inc., a Delaware corporation, and H & W Petroleum Company, Inc., a Texas corporation; and

(b)
all representations, warranties, covenants and other terms of the Loan Agreement which have been applicable to STR, SSI and H & W shall, effective from and after the date of this Eighth Amendment, apply to Borrower, as hereinabove redefined.

5.    SMF hereby reaffirms the grant of, and hereby grants, the security interest in property described in and pursuant to the Loan Agreement. As security for the prompt payment and performance of all of the Obligations, SMF hereby grants and re-grants to Lender a continuing security interest in, and lien upon all, and right of setoff against, and hereby assigns and re-assigns to Lender as security, all personal property (except Vehicles and patents, patent rights and patent applications) and real property and fixtures of SMF, whether now owned or hereafter acquired or existing, and wherever located, including, without limitation:

(a)	all Accounts;

(b)	all general intangibles, including without limitation, all Intellectual Property;

(c)	all goods, including, without limitation, Inventory and Equipment;

(d)	all Real Property and fixtures;

(e)	all chattel paper (including all tangible and electronic chattel paper);

(f)	all instruments (including all promissory notes);

(g)	all documents;

(h)	all deposit accounts;

(i)	all letters of credit, banker's acceptances and similar instruments and including all letter-of-credit rights;

(j)
all supporting obligations and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Receivables and other Collateral, including (i) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, (ii) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (iii) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Receivables or other Collateral, including returned, repossessed and reclaimed goods, and (iv) deposits by and property of account debtors or other persons securing the obligations of account debtors;

(k)
all (i) investment property (including securities, whether certificated or uncertificated, securities accounts, security entitlements, commodity contracts or commodity accounts) and (ii) monies, credit balances, deposits and other property of SMF now or hereafter held or received by or in transit to Lender or its Affiliates or at any other depository or other institution from or for the account of Borrower, whether for safekeeping, pledge, custody, transmission, collection or otherwise;

(l)	all commercial tort claims, including, without limitation, those disclosed to Lender in writing;

(m)	to the extent not otherwise described above, all Receivables;

(n)	all Records; and

(o)
all products and proceeds of the foregoing, in any form, including insurance proceeds and all claims against third parties for loss or damage to or destruction of or other involuntary conversion of any kind or nature of any or all of the other Collateral.

6.    SMF hereby assumes all obligations under the Loan Agreement and the other Financing Agreements to which STR is a party (including, without limitation, that certain Subordination Agreement dated January 21, 2003, by and among Active Investors III and C. Rodney O'Connor, Lender, as successor by merger to Congress Financial Corporation (Florida), and STR (the "Subordination Agreement") and any other agreements, instruments or documents executed in connection therewith or which incorporate the terms thereof by reference thereto (collectively, the "Other Agreements"), and covenants and agrees to fully and faithfully pay, perform, observe, satisfy and discharge each and every one of the obligations and covenants of its merger predecessor under the Loan Agreement and the other Financing Agreements to which it is a party, as though the Loan Agreement and such Financing Agreements had originally been made, executed and delivered by SMF. Each of SSI and H & W acknowledges and agrees that it is bound by the Subordination Agreement and the Other Agreements as if it had originally been made, executed and delivered by SSI and H & W.

7.    Each and every reference to the Loan Agreement in the other Financing Agreements shall be deemed to refer to the Loan Agreement, as modified by this Eighth Amendment.

8.    The effectiveness of the amendments contained in Section 4 of this Eighth Amendment is subject to satisfactory compliance with conditions precedent requiring that Lender shall have received:

(a)	evidence, in form and substance satisfactory to Lender, that Lender has valid perfected and first priority security interests in and liens upon the Collateral;

(b)
all requisite corporate action and proceedings in connection with this Eighth Amendment and the other Financing Agreements shall be satisfactory in form and substance to Lender, and Lender shall have received all information and copies of all documents, including records of requisite corporate action and proceedings which Lender or its counsel may have requested in connection therewith, such documents, where requested to be certified by appropriate corporate officers or governmental authorities;

(c)
the following documents, each fully executed and/or delivered in form and substance acceptable to Lender: (i) a Delaware UCC-1 financing statement and/or UCC-3 statement of change reflecting SMF as debtor; and (ii) an amended and restated guarantee agreement from Streicher Realty, Inc. for the Obligations;

(d)	copies of all executed documentation pertaining to the Merger;

(e)	copies of such current certified good standing, organizational and authorizing documents for SMF as Lender may reasonably request in connection with the Merger and this Eighth Amendment;

(f)	a written opinion of counsel for Borrower and Streicher Realty, Inc., in form and substance acceptable to Lender;

(g)
All consents, waivers, acknowledgments and other agreements from third persons which Lender may reasonably deem necessary in order to permit, protect and perfect its security interests in and liens upon the Collateral furnished by SMF or to effectuate the provisions or purposes of the Agreement and the other Financing Agreements, including acknowledgments by lessors, mortgagees and warehousemen of Lender’s security interests in the Collateral, waivers by such persons of any security interests, liens or other claims by such persons to the Collateral and agreements permitting Lender access to, and the right to remain on, the premises to exercise its rights and remedies and otherwise deal with the Collateral;

(h)	evidence of insurance and loss payee endorsements required under the Agreement and under the other Financing Agreements; and

(i)	such additional documents, instruments and agreements as are required hereunder as well as those which Lender or its counsel may reasonably request.

9.    Borrower represents and warrants to Lender that, except as has been otherwise disclosed to Lender in writing, the representations and warranties contained in the Loan Agreement and all related loan documentation are true and correct on and as of the date hereof (with the same force and effect as if made on and as of the date hereof, other than representations and warranties made as of a specific date which shall be deemed made as of such date) and with respect to this Eighth Amendment and the related documentation referenced herein, and that no Default or Event of Default shall have occurred and be continuing. Specifically, (a) SSI represents and warrants that its Certificate of Incorporation and Bylaws, certified on February 18, 2005, were not amended on or subsequent to their aforesaid certification date, and (b) H & W represents and warrants that its Articles of Incorporation and Bylaws, certified on October 1, 2005, were not amended on nor subsequent to their aforesaid certification date.

10.    Borrower acknowledges and confirms that all Collateral furnished in connection with the Loan Agreement, except patents, continue to secure the Obligations and indebtedness thereunder, as hereby modified.

11.    Borrower hereby releases and forever discharges Lender and each and every one of its directors, officers, employees, representatives, legal counsel, agents, parents, subsidiaries and affiliates, and persons employed or engaged by them, whether past or present (hereinafter collectively referred to as the "Lender Releasees"), of and from all actions, agreements, damages, judgments, claims, counterclaims, and demands whatsoever, liquidated or unliquidated, contingent or fixed, determined or undetermined, at law or in equity, which Borrower, had, now has, or may have against the Lender Releasees, or any of them, for, upon or by reason of any matter, cause or thing whatsoever to the date of this Eighth Amendment, whether arising out of, related to or pertaining to the Obligations, the Financing Agreements, or otherwise, including, without limitation, the negotiation, closing, administration, and funding of the Obligations or the Financing Agreements. Borrower acknowledges that this provision is a material inducement for Lender entering into this Eighth Amendment and this provision shall survive payment in full of all Obligations and termination of all Financing Agreements.

12.    Borrower shall pay all out-of-pocket expenses incurred by Lender in connection with the preparation for and closing of the transaction contemplated under this Eighth Amendment, including, without limitation, the reasonable fees and expenses of special counsel for Lender. In addition, Borrower shall pay any and all taxes (together with interest and penalties, if any, applicable thereto) and fees, including, without limitation, documentary stamp taxes, now or hereafter required in connection with the execution and delivery of the Loan Agreement, as hereby amended, and all related documents, instruments and agreements.

13.    Except as expressly modified herein, all terms and provisions of the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection with the Loan Agreement, shall remain unchanged and in full force and effect; provided, however, in the event of any inconsistency, incongruity or conflict between the terms of the Loan Agreement and the terms of this Eighth Amendment, the terms of this Eighth Amendment shall govern and control. No consent of Lender hereunder shall operate as a waiver or continuing consent with respect to any instance or event other than those specified herein. Neither this Eighth Amendment nor any earlier waiver or amendment of the Loan Agreement will constitute a novation or have the effect of discharging any liability or obligation evidenced by the Agreement or any related document. This Eighth Amendment shall not be deemed to prejudice any rights or remedies which Lender may now have or may have in the future under or in connection with the Loan Agreement or the Financing Agreements or any of the instruments or agreements referred to therein, as the same may be amended, restated or otherwise modified. This Eighth Amendment is part of the Loan Agreement and constitutes a Financing Agreement thereunder.

14.    All covenants, agreements, representations and warranties contained herein shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns, except that Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Lender.

15.    This Eighth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

16.    This Eighth Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of Florida, without giving effect to its conflict of law principles.

17.    LENDER AND BORROWER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS EIGHTH AMENDMENT OR THE LOAN AGREEMENT AND ANY AGREEMENT, DOCUMENT OR INSTRUMENT EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ENTERING INTO THIS EIGHTH AMENDMENT.

[Remainder of page intentionally left blank;
signatures begin on following page.]

IN WITNESS WHEREOF, the parties hereto have executed this Eighth Amendment the day and year first above written.

BORROWER:

SMF ENERGY CORPORATION, a Delaware corporation, successor by merger to STREICHER MOBILE FUELING, INC., a Florida corporation

By:	/s/ Richard E. Gathright
Name:	Richard E. Gathright
Title:	President and Chief Executive Officer

SMF SERVICES, INC., a Delaware corporation

By:	/s/ Richard E. Gathright
Name:	Richard E. Gathright
Title:	President and Chief Executive Officer

H & W PETROLEUM COMPANY, INC., a Texas corporation

By:	/s/ Richard E. Gathright
Name:	Richard E. Gathright
Title:	Chief Executive Officer

LENDER:

WACHOVIA BANK, NATIONAL ASSOCIATION, successor by merger to CONGRESS FINANCIAL CORPORATION (FLORIDA)

By:	/s/ Pat Cloninger
Name:	Pat Cloninger
Title:	Director